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                                                                    EXHIBIT 25.2


                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                    --------

                                   FORM T-1
                      STATEMENT OF ELIGIBILITY UNDER THE

                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION

                          DESIGNATED TO ACT AS TRUSTEE
                             ---------------------

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE

                         PURSUANT TO SECTION 305(b)(2)
                            ----------------------

                  NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                   58-0193243
                      (I.R.S. employer identification no.)

          600 Peachtree Street, N.E.
          Suite 900
          Atlanta, Georgia                               30308
          (Address of principal executive offices)    (Zip Code)

                        -----------------------------


                               John T. Henderson
                  NationsBank of Georgia, National Association
                              Area Administration
                               6000 Feldwood Road
                          College Park, Georgia  30349
                                 (404) 774-6074
           (Name, Address and telephone number of agent for service)

                              ----------------

                                with a copy to:
                  NationsBank of Georgia, National Association
                                Corporate Trust
                        600 Peachtree Street, Suite 900
                                Atlanta, GA 30308

                          ----------------------------

                     FIRST FINANCIAL MANAGEMENT CORPORATION
              (Exact name of obligor as specified in its charter)

               Georgia                            58-1107864
          (State or other jurisdiction          (IRS employer
          of incorporation or organization)   identification no.)

                         3 Corporate Square, Suite 700
                            Atlanta, Georgia  30329
                                 (404) 321-0120

           (Name, address, including zip code, and telephone number,
              including area code, of principal executive office)
                 --------------------------------------------

                                Debt Securities
                      (Title of the indenture securities)
        ----------------------------------------------------------------
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1.   General information.

     Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

          The Comptroller of the Currency,
          Washington, D.C.

          Federal Reserve Bank of Atlanta
          104 Marietta Street, N.W.
          Atlanta, Georgia

          Federal Deposit Insurance Corporation
          Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

          Yes.

2.   Affiliations with obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

16.  List of Exhibits.

     List below all exhibits filed as a part of this statement of eligibility.

     (1) A copy of the Articles of Association of the trustee as now in effect. (See Exhibit 1 to Form T-1, Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (2) A copy of the certificate of authority of the trustee to commence business. (See Exhibit 2 to Form T-1,
          Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (3) A copy of the authorization of the trustee to exercise corporate trust powers. (See Exhibit 3 to Form T-1,
          Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (4) A copy of the existing by-laws of the trustee, as amended to date. (See Exhibit 4 to Form T-1, Exhibit
          25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

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                                   SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of Georgia, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 2nd day of November, 1994.

                            NATIONSBANK OF GEORGIA,
                              NATIONAL ASSOCIATION


                            By: /s/ Sandra Carreker
                                -------------------
                                    Sandra Carreker
                                    Vice President

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                            EXHIBIT 6 TO FORM T-1

                              CONSENT OF TRUSTEE


      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of First Financial Management Corporation Debt Securities, NationsBank of Georgia, National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                            NATIONSBANK OF GEORGIA,
                              NATIONAL ASSOCIATION


                            By: /s/ Sandra Carreker
                                -------------------
                                    Sandra Carreker
                                    Vice President
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                             EXHIBIT 7 TO FORM T-1


Comptroller of the Currency
Administrator of National Banks

                              REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the NationsBank of Georgia, N.A. of Atlanta, in the state of Georgia, at the close of business on September 30, 1994 published in response to call made by Comptroller of the Currency, under Title
12, United States Code, Section 161. Charter Number 13281,
Comptroller of the Currency, Atlanta District.

Statement of Resources and Liabilities

                          Dollar Amounts in Thousands

ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin                    1,284,932.
Securities:
   Held-to-maturity securities                                        2,262,168.
   Available-for-sale securities                                      1,979,730.

Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and
Agreement subsidiaries, and in IBFs:
    Federal funds sold                                                  681,581.
    Securities purchased under agreements to resell                       1,000.

Loans and lease financing receivables:
   Loans and leases, net of unearned income                          10,368,698.
   LESS: Allowance for loan and lease losses                            144,800.
   Loans and leases, net of unearned income,
   allowance, and reserve                                            10,223,898.
Assets held in trading accounts                                          17,832.
Premises and fixed assets (including capitalized leases)                188,054.
Other real estate owned                                                  11,810.
Customers' liability to this bank on acceptances outstanding            166,352.

Intangible assets                                                        41,997.
Other assets                                                            175,432.
Total assets                                                         17,034,786.


LIABILITIES

Deposits:
   In domestic offices                                                8,434,032.
   Noninterest-bearing                                                2,722,621.
   Interest-bearing                                                   5,711,411.

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and
Agreement subsidiaries, and in IBFs:
    Federal funds purchased                                           5,922,740.
    Securities sold under agreements to repurchase                      294,226.
Demand notes issued to the U.S. Treasury                                148,359.
Trading Liabilities                                                       6,857.
Other borrowed money:
   With original maturity of one year or less                           268,337.
   With original maturity of more than one year                             524.
Bank's liability on acceptances executed and outstanding                166,352.
Other liabilities                                                       771,599.
Total liabilities                                                    16,013,026.

                         EQUITY CAPITAL
Surplus                                                                 232,803.
Undivided profits and capital reserves                                  714,854.
Less: Net unrealized loss on marketable equity securities               (23,644)
Total equity capital                                                  1,021,760.
Total liabilities, limited-life preferred stock, and equity
capital                                                              17,034,786.

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Hugh M. Chapman L.L.
   Directors
   Gellerstedt, III
      Harold A. Dawson